EXHIBIT 10.98

                              BIOMUNE SYSTEMS, INC.

                INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT



ALL SUBSCRIBERS FOR SHARES MUST EXECUTE AN INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT. THIS INFORMATION IS NECESSARY FOR THE PURPOSE OF DETERMINING THE QUALIFICATIONS OF PROSPECTIVE INVESTORS FOR AN INVESTMENT IN SECURITIES THAT HAVE NOT BEEN AND WILL NOT BE REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OR FOREIGN COUNTRY. THIS INFORMATION WILL BE HELD CONFIDENTIAL AND WILL BE USED SOLELY FOR THE PURPOSES SET FORTH HEREIN.



     The following information is provided in order that Biomune Systems, Inc., a Nevada corporation (the "Company"), can determine the undersigned's suitability and ability to become an Investor in the Company's Series C 8% Cumulative Convertible Non-Voting Preferred Stock, $0.0001 par value per share (collectively, the "Shares" and, individually, a "Share"). Capitalized terms used but not defined in this Investor Questionnaire and Subscription Agreement (the "Agreement") are deemed to have the same meanings ascribed to them in the Supplemental Confidential Private Placement Memorandum dated September 26, 1996 and the Confidential Private Placement Memorandum dated September 19, 1996 related to the Shares that have been prepared by the Company in connection with this Offering (collectively, the "Memorandum").

In making a decision to subscribe for and purchase Shares, the undersigned has relied solely upon the information contained in the Memorandum. No one has made any representations or statements to the undersigned that conflict with those contained in the Memorandum.

The undersigned understands that, to qualify as and be allowed to become an Investor, the person or entity making this investment must come within one of the categories of persons or entities defined as an "accredited investor" under
Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), and the prospective Investor has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Shares. The following is provided so that the Company may be able to determine that the undersigned or the entity on whose behalf this Agreement is being completed and executed qualifies as an accredited investor in connection with the proposed offer and sale of the Shares. For purposes of this Agreement, all dollar amounts shall be deemed to be United States Dollars, all references to states shall be deemed to refer to states in the United States of America and provinces in the Country of Canada and all references to federal laws, rules or regulations shall refer to the applicable laws, rules and regulations of the United States of America and the Country of Canada.

THE UNDERSIGNED IS WILLING AND ABLE TO BEAR THE ECONOMIC RISK OF AN
INVESTMENT IN THE SHARES. In making this declaration, the undersigned has considered whether the undersigned can afford a complete loss of his, her or its investment in the Shares that are hereby being subscribed. As evidence of the undersigned's ability to bear the economic risk of an investment in the Shares, the undersigned has provided the Company with the following information.

I. GENERAL INFORMATION

A.   Complete Name:    ____________________ S.S. #/Tax I.D. #__________________

     Birth Date:       _____/_____/________ Organization Date:_____/_____/_____

     Citizenship:      ____________________ Business Telephone:  (   )

     Marital Status:   ____________________ Home Telephone:  (    )

     Mailing Address:  ________________________________________________________

     City/State/Zip:   ________________________________________________________


II. EDUCATIONAL BACKGROUND


    INSTITUTION                  YEARS/DEGREE                     AREA OF STUDY

    ___________________________________________________________________________

    ___________________________________________________________________________

    ___________________________________________________________________________



III. FINANCIAL BACKGROUND

A. Net Worth:*

          _______ Less than $120,000           _______ $300,001 to $500,000
          _______ $120,001 to $200,000         _______ $500,001 to $1,000,000
          _______ $200,001 to $300,000         _______ Over $1,000,000

     * For purposes of this Question III(A), if the subscriber is an individual, "net worth" means the excess of total assets at fair market value (excluding principal residence, furnishings therein and personal automobiles) over total liabilities. If the subscriber is a partnership or limited liability company, "net worth" means the aggregate net worth of its general partners or members, as appropriate. If the subscriber is a trust or corporation, "net worth" means the excess of total assets at fair market value over total liabilities.

B. Cash, Negotiable Securities and Other Liquid Assets:

   $______________________


C. Individual Gross Income* During the Preceding Two (2) Years:

   YEAR-ENDING 1995                     YEAR-ENDING 1994
   _______      Less than $50,000       _______       Less than $50,000
   _______      $50,001 to $100,000     _______       $50,001 to $100,000
   _______      $100,001 to $200,000    _______       $100,001 to $200,000
   _______      Over $200,000           _______       Over $200,000

     * "Gross income" means adjusted gross income, as reported or to be reported for federal income tax purposes.

D. Anticipated Individual Gross Income* in 1996:

          _______          Less than $50,000
          _______          $50,001 to $100,000
          _______          $100,001 to $200,000
          _______          Over $200,000


     * "Gross income" means adjusted gross income, as reported or to be reported for federal income tax purposes.

E. Joint Gross Income* During the Preceding Two (2) Years:

   YEAR-ENDING 1995                       YEAR-ENDING 1994

   _______       Less than $60,000        _______       Less than $60,000
   _______       $60,001 to $100,000      _______       $60,001 to $100,000
   _______       $100,001 to $200,000     _______       $100,001 to $200,000
   _______       $200,001 to $300,000     _______       $200,001 to $300,000
   _______       Over $300,000            _______       Over $300,000

     * "Joint Gross Income" means adjusted gross income of the subscriber and his or her spouse, as reported or to be reported for federal income tax purposes.

F. Anticipated Joint Gross Income* in 1996:

          _______          Less than $60,000
          _______          $60,001 to $100,000
          _______          $100,001 to $200,000
          _______          $200,001 to $300,000
          _______          Over $300,000

     * "Joint Gross Income" means adjusted gross income of the subscriber and his or her spouse, as reported or to be reported for federal income tax purposes.


IV. EMPLOYMENT INFORMATION

A. Current Employment, or, if Retired, Previous Employment:

   Employment Period: __________________________________________________________

   Company Name: _______________________________________________________________

   Address: ____________________________________________________________________

   City/State/Zip: _____________________________________________________________

   Telephone: (___) _______

   Position/Title: _____________________________________________________________

   Occupation/Profession: ______________________________________________________

   Nature of Business: _________________________________________________________

   Duties/Responsibilities: ____________________________________________________

B. Are You Retired?              _________  Yes             _________  No


V. INVESTMENT EXPERIENCE
A. _______  Precious Metals           _______  Limited Partnerships
   _______  Commodities               _______  General Partnerships
   _______  Stocks                    _______  Personal Business
   _______  Real Estate               _______  Other  (Describe:  _____________
   _______  Debentures/Bonds/Notes             ________________________________)

     List investment firms where the undersigned currently has an account OR has had an account within the past three (3) years:

     NAME OF INVESTMENT FIRM                            TYPE OF ACCOUNT

_________________________________________   ____________________________________

_________________________________________   ____________________________________

_________________________________________   ____________________________________


B. The following sets forth the undersigned's knowledge and experience in financial and business matters not previously described above (such as present or past occupations, education, seminars attended or training received, investment experience, etc.), that the undersigned believes qualifies the undersigned as being capable of evaluating the merits and risks of an investment in the Shares (attach separate sheet(s) if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


VI. ACCREDITED INVESTOR STATUS

     The undersigned hereby certifies that the undersigned (or, if this Agreement is being completed and executed for an entity, then such entity) is an "accredited investor" as described above in that the prospective Investor qualifies for the category that has been designed below. For purposes of this Agreement, the ultimate Investor in the Shares, whether the undersigned or an entity on whose behalf the undersigned is completing and executing the same, may be referred to as the "Investor". The Company is entitled to rely on the information provided herein in making the foregoing determination for the purpose of confirming an exemption from registration of the Shares being offered.

     (Please check the applicable box(es) and provide any information required.)

     o $200,000 INDIVIDUAL ANNUAL INCOME: I am a natural person. I had an individual income in excess of $200,000 in 1995 and 1994. I reasonably expect an income in excess of $200,000 in the current year (1996). My income for 1995 was approximately $___________ and for 1994 was approximately $_______________. During 1996, I reasonably expect my income to be approximately $_______________.

     o $300,000 JOINT ANNUAL INCOME: I am a natural person, and, along with my spouse, had a joint income in excess of $300,000 in 1995 and 1994. I reasonably expect a joint annual income in excess of $300,000 with my spouse in the current year (1996). My joint income for 1995 was approximately $_________ and for 1994 was approximately $__________. During 1996, I reasonably expect my joint income to be approximately $________________.

     o $1,000,000 NET WORTH: I am a natural person whose individual net worth,* or joint net worth* with my spouse, at the time of purchase exceeds $1,000,000. My personal net worth,* or joint net worth* with my spouse, is approximately $__________________.

          * For purposes of this Question VI, if the subscriber is an individual, "net worth" means the excess of total assets at fair market value (excluding principal residence, furnishings therein and personal automobiles) over total liabilities. If the subscriber is a partnership or limited liability company, "net worth" means the aggregate net worth of its general partners or members, as appropriate. If the subscriber is a trust or corporation, "net worth" means the excess of total assets at fair market value over total liabilities.

     o $5,000,000 PARTNERSHIP OR CORPORATION: The Investor is a partnership or corporation that was not formed for the specific purpose of acquiring the Shares. The Investor has total assets in excess of $5,000,000. I hereby certify that the present value of the Investor's assets is approximately $_________________________.

     o $5,000,000 TRUST: The Investor is a trust with total assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the 1933 Act. I hereby certify that the present value of the Investor's assets is approximately $_____________________.

     o    ENDOWMENT OR CHARITY: The Investor is an organization described in
          Section 501(c)(3) of the Internal Revenue Code, that was not formed for the specific purpose of acquiring the Shares and that has total assets in excess of $5,000,000. I hereby certify that the present value of the Investor's assets is approximately $_________________________.

     o BANK OR SAVINGS AND LOAN ASSOCIATION: The Investor is a bank or savings and loan association, acting for its own account or in a fiduciary capacity.

     o    INSURANCE COMPANY: The Investor is an insurance company.

     o INVESTMENT COMPANY: The Investor is an investment company or a business development company registered under the Investment Company Act of 1940.

     o SMALL BUSINESS INVESTMENT COMPANY: The Investor is a Small Business Investment Company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     o BUSINESS DEVELOPMENT COMPANY: The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

     o EMPLOYEE BENEFIT PLAN: The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary that is either a bank, savings and loan association, insurance company, registered investment advisor or the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors.

     o ALL ACCREDITED ENTITY: The Investor is an entity in which all of the equity owners are accredited investors.


VII. PROFESSIONAL ADVISORS

A. Attorney:____________________________________________________________________

   Firm Name:___________________________________________________________________

   Firm Address:________________________________________________________________

   City/State/Zip:______________________________________________________________

   Firm Telephone:(______)______________________________________________________

          May we Contact?           Yes ______       No ______

B. Bank:________________________________________________________________________

   Bank Name:___________________________________________________________________

   Person Familiar with Account(s):_____________________________________________

   Bank Address:________________________________________________________________

   City/State/Zip:______________________________________________________________

   Bank Telephone:(_______)_____________________________________________________

         May we Contact?           Yes _____        No _____

C. Accountant:__________________________________________________________________

   Firm Name:___________________________________________________________________

   Firm Address:________________________________________________________________

   City/State/Zip:______________________________________________________________

   Firm Telephone:(________)____________________________________________________

          May we Contact?           Yes _____        No _____

          Are tax returns professionally prepared?

                                    Yes _____        No _____

D. Does the undersigned have any other investments or contingent liabilities that could reasonably cause the need for sudden cash requirements in excess of cash readily available?

                                    Yes _____        No _____

VIII. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUBSCRIBER

     The undersigned hereby represents and warrants to the Company and agrees as follows:

     A. By executing this Agreement below, the undersigned represents and warrants the truth and accuracy of the information contained herein and expressly indicates the undersigned's desire to become an Investor in the Shares or for the entity on whose behalf the undersigned executed the same to become an Investor in the Shares. By executing this Agreement, the undersigned agrees and understands that the Investor will be deemed to be subscribing for the Shares indicated below. The undersigned agrees to be bound by all of the terms and conditions of the Offering as set forth in the Memorandum. Any information that the undersigned has heretofore furnished to the Company with respect to his, her or its financial position and/or business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing, the undersigned will immediately furnish such revised or corrected information to the Company.

     B. The undersigned has received a complete copy of the Memorandum and has carefully read the Memorandum (both the Confidential Private Placement Memorandum dated September 19, 1996 and the Supplemental Confidential Private Placement Memorandum dated September 26, 1996) and all Exhibits attached thereto in their entirety, and in particular the Investor Suitability Standards, Description of Securities, Uses of Proceeds and Risk Factors sections of the Memorandum, and understands the contents thereof and agrees to be bound by all of the terms and conditions contained in the Memorandum and in the Exhibits attached thereto. The undersigned has relied only on the information contained in the Memorandum and in the Exhibits attached thereto in making his, her or its investment decision. The undersigned understands the terms and conditions of the Shares and the Offering, as set forth in the Memorandum, and agrees to all of such terms and conditions.

     C. The undersigned is an "accredited investor" as that term is defined in
Section 501(a) of Regulation D under the 1933 Act and is sufficiently experienced and sophisticated in financial, investment and business matters so as to be able to understand the merits and risks of an investment in the Shares.

     D. The undersigned hereby subscribes for and agrees to pay for the Shares indicated below in cash at the time of submission of this Agreement to the Company.

     E. The undersigned is able to bear the economic risk of an investment in the Shares, is able to hold the Shares indefinitely and can afford a complete loss of his, her or its investment in the Shares. In addition, the undersigned has adequate means for providing for the undersigned's current needs and contingencies and has no need for liquidity in the Shares.

     F. The undersigned confirms that, in making the decision to purchase Shares, the undersigned has relied solely upon independent investigations made by the undersigned, including the undersigned's own professional tax, accounting, financial, legal and other advisors, and that the undersigned and such advisors have been given the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense.

     G. The undersigned understands that no federal or state agency or body has passed on the Memorandum or made any recommendation or endorsement of the Shares or the Company, and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by the undersigned. The undersigned understands that the Memorandum has not been and will not be filed with or reviewed by the SEC or the securities department of any state because of the private nature of the Offering.

     H. The undersigned understands that the certificates representing the Shares will bear a restrictive legend regarding the restricted transferability thereof and, therefore, that the Shares are and will be "restricted securities", as that term is defined in the 1933 Act. The Investor is not acquiring the Shares with any view towards the resale or redistribution thereof. The undersigned understands that the Shares have not been registered with the SEC under the 1933 Act nor with the securities department of any state in reliance upon an exemption therefrom for non-public offerings.

     I. The undersigned and the advisors upon whom he or she has relied (other than representatives of the Company) have such knowledge and experience in financial, tax and business matters to enable the undersigned to utilize the information made available in connection with the Offering, to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

     J. The undersigned recognizes that an investment in the Shares will involve significant risks, including, but not limited to, those set forth under the heading "Risk Factors" in the Memorandum.

     K. The undersigned has relied solely upon the information contained in the Memorandum and the independent investigations made by the undersigned or information otherwise provided in writing by the Company, and the undersigned is not relying upon any oral representation not also contained in the Memorandum in making the decision to subscribe for and purchase Shares.

     L. Except as allowed by applicable securities laws, rules and regulations, the Shares are being purchased solely for the Investor's own account and not for the account of any other person or entity, and not for distribution, assignment or resale to others and no other person or entity will have a direct or indirect beneficial interest in the Shares.

     M. The undersigned agrees that the Investor will neither directly nor indirectly seek to assign, transfer or sell the Shares in any way inconsistent with the legend that will be placed on the certificates evidencing the Shares.

     N. The undersigned understands and agrees that the Shares cannot be transferred unless, in the opinion of counsel to the Company, the transfer will not violate any federal or state securities law, rule or regulation, or cause any other Shares issued in connection with the Offering, to be in violation of any such law, rule or regulation.

     O. Special acknowledgement by trustees. If the subscriber is a trust:

           (i) The undersigned hereby represents, warrants and covenants that the trust listed below (the "Trust") is duly organized and validly existing and has all requisite authority to acquire the Shares being subscribed.

          (ii) The undersigned has been duly authorized by all requisite action on the part of the Trust to act on its behalf in making that acquisition, including the execution of this Agreement.

         (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Trust.

          (iv) The Trust (a) was not formed for the specific purpose of acquiring Shares, (b) qualifies as an accredited investor under Rule 501(a) of Regulation D promulgated under the 1933 Act and
               (c) each equity owner thereof has executed and delivered simultaneously herewith an agreement substantially identical to this Agreement.

     P. Special acknowledgement by corporations. If the subscriber is a corporation:

           (i) The undersigned hereby represents, warrants and covenants that the corporation listed below (the "Corporation") is duly organized and validly existing and has all requisite authority to acquire the Shares being subscribed.

          (ii) The undersigned has been duly authorized by all requisite action on the part of the Corporation to act on its behalf in making that acquisition, including the execution of this Agreement.

         (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Corporation.

          (iv) The Corporation (a) was not formed for the specific purpose of acquiring Shares, (b) qualifies as an accredited investor under Rule 501(a) of Regulation D promulgated under the 1933 Act and
               (c) each equity owner thereof has executed and delivered simultaneously herewith an agreement substantially identical to this Agreement.

     Q. Special acknowledgement of partnerships and limited liability companies. If the subscriber is a partnership or limited liability company:

           (i) That entity (the "Entity") is duly organized and validly existing and has all requisite authority to acquire the Shares being subscribed.

          (ii) The undersigned has been duly authorized by the Entity to acquire Shares and to execute all documents, including this Agreement, in that regard.

         (iii) The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to the Entity.

          (iv) The Entity (a) was not formed for the specific purpose of acquiring Shares, (b) qualifies as an accredited investor under Rule 501(a) of Regulation D promulgated under the 1933 Act and
               (c) each equity owner thereof has executed and delivered simultaneously herewith an agreement substantially identical to this Agreement.

     R. The undersigned is a bona fide resident of the state set forth as the undersigned's "mailing address" in Question I above and further represents that
(i) if a corporation, partnership, limited liability company, trust or other form of business organization, it has a principal office within such state, and
(ii) if an individual, the undersigned has his or her principal residence in such state.

     S. All information provided by the undersigned in this Agreement is true and accurate in all respects, and the undersigned acknowledges that the Company will be relying on such information to its possible detriment in deciding whether the Investor can purchase Shares without giving rise to the loss of the exemption from registration under the applicable securities laws, rules and regulations, including the 1933 Act.

     T. In addition to the representations, warranties and agreements of the subscriber set forth hereinabove, all subscribers who are not residents of the United States* hereby represent, warrant, covenant and agree with the Company as follows:

           (i) The undersigned is not a U.S. Person* (as that term is defined under Regulation S promulgated under the 1933 Act.

          (ii) At the time the buy order for the Shares was originated, the undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

_______________

     * See Appendix "A" attached hereto for the definitions of "Distributor", "U.S. Person" and "United States" under Regulation S.

         (iii) The undersigned is purchasing the Shares for the undersigned's own account and not on behalf of any U.S. Person, and the sale of the Shares has not been pre-arranged with the undersigned in the United States.

          (iv) To the best knowledge of the undersigned, each Distributor* (as that term is defined in Regulation S) participating in the offering of the Shares, if any, has agreed that all offers and sales of the Shares prior to the expiration of a period commencing on the date of the closing of the Offering (the "Closing") and ending forty (40) days thereafter shall only be made in compliance with the safe harbor provisions contained in Regulation S, or pursuant to registration of the Shares under the 1933 Act or pursuant to an applicable exemption from registration under the 1933 Act.

           (v) The undersigned represents and warrants and hereby agrees that all offers and sales of the Shares prior to the expiration of a period commencing on the Closing and ending forty (40) days thereafter shall only be made in compliance with the safe harbor provisions contained in Regulation S or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration or to such an exemption from registration under the 1933 Act and that thereafter all offers and sales in the United States or to U.S. Persons shall be made only pursuant to such a registration or pursuant to an exemption from registration.

          (vi) All offering documents received by the undersigned include statements to the effect that the Shares have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons during a period commencing on the Closing and ending forty (40) days thereafter unless the Shares are registered under the 1933 Act or an exemption from the registration requirements of the 1933 Act is available.

         (vii) The undersigned is not an officer, director or "Affiliate" (as that term is defined in Rule 405 under the 1933 Act) of the Company.

        (viii) The address set forth below is the true and correct residence of the undersigned, and the undersigned has no present intention of becoming a resident of the United States or of any other jurisdiction. (ix) The undersigned consents to the placement of a legend on the certificate(s) representing the Shares purchased by the undersigned (or in the case of the Shares being converted into Common Shares, the Common Shares will carry such a legend), which legend shall be in form substantially as follows:

          THE SHARES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (i) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL FORTY (40) DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO REGISTRATION OF THE SHARES OR AN EXEMPTION FROM REGISTRATION. THE TERMS USED IN THIS LEGEND HAVE THE MEANING GIVEN TO THEM BY REGULATION S. THE SALE OR OTHER DISPOSITION OF THE SHARES IS RESTRICTED AND IN ANY EVENT IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     U. In consideration of the Company agreeing to its obligations under this Agreement, the subscriber agrees not to sell, make short sales, loan, grant any option for the purchase of or otherwise transfer or dispose of any of the Shares other than as set forth herein. The subscriber further agrees that notwithstanding the legend requirements set forth in Part III(T) (ix) above, the subscriber further agrees that an appropriate restrictive legend in substantially the form set forth below and/or a stop transfer order may be imposed with respect to all Shares that are subject to this restriction:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, WHICH INVESTOR QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT CONTAINS RESTRICTIONS REGARDING THE SALE, SHORT SALE, LOAN, GRANT OF ANY OPTION FOR THE PURCHASE OF OR OTHER TRANSFER OR DISPOSITION OF ANY OF THE SHARES REPRESENTED HEREBY OTHER THAN THROUGH AN EFFECTIVE REGISTRATION STATEMENT AND ALSO IMPOSES CERTAIN OTHER RESTRICTIONS ON THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED HEREBY.

     V. The undersigned understands that the Shares have been or will be issued pursuant to an exemption from the registration requirements of the 1933 Act. The exemption is available under Section 4(2) of the 1933 Act and Rules 505 and 506 of Regulation D promulgated thereunder and/or Regulation S promulgated under the 1933 Act. Accordingly, the undersigned specifically acknowledges that the Shares may not be sold or transferred absent registration or an applicable exemption therefrom or compliance with the requirements of Regulation S thereunder.

IX. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby acknowledges, represents and warrants to the subscriber as follows:

     A. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all requisite corporate power and authority to own and to operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Shares offered in the Offering, and to carry out the provisions of this Agreement;

     B. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder at the Closing and the authorization, issuance, sale and delivery of the Shares being sold in the Offering has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent any indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws;

     C. The Shares that are being purchased by the undersigned subscriber, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer described or disclosed under this Agreement, in the Memorandum and under applicable federal and state securities laws;

     D. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the offer, sale or issuance of the Shares except such filings as have been made prior to the Closing, and further except that any notices of sale required to be filed with the SEC under Regulation D under the 1933 Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor;

     E. The Memorandum, which has been delivered to the prospective Investor, has been prepared in good faith by the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading; and

     F. Except as disclosed in the Memorandum and except for losses incurred in the ordinary course of business, there has not been:

           (i) any change in the assets, liabilities, financial condition or operating results of the Company taken as a whole from that reflected in the financial statements disclosed in the Memorandum or elsewhere in the Memorandum except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

          (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted in the Memorandum);

         (iii) any waiver by the Company of a right or of a debt owed to it that is material to the Company taken as a whole;

          (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company taken as a whole (as such business is presently conducted and as it is proposed to be conducted in the Memorandum);

           (v) any change or amendment to a contract or arrangement by which the Company or any of its assets or properties are bound or subject that is material to the Company taken as a whole; or

          (vi) any change in any compensation arrangement or agreement with any employee that is material to the Company taken as a whole.

     G. The Shares (and the shares of the Company's Series C 8% Cumulative Convertible NonVoting Preferred Stock that may be issued as dividends on the Shares) have been duly authorized and, when issued upon conversion of the Shares, the shares of Common Stock so issued, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such a holder. There are no pre-emptive rights of any stockholder of the Company, as such, to acquire Shares. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Common Stock currently trades on the NASDAQ SmallCap Market, and the Company has not received any notice, either oral or written, with respect to discontinuance of its continued eligibility for such listing.

     H. This Agreement and the Registration Rights Agreement, the form of which is attached to the Memorandum as Exhibit "B" thereto (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and the Shares will be duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

     I. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company, the issuance of the Shares and the consummation by the Company of the other transactions contemplated by this Agreement, the Registration Rights Agreement and the Shares do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or the Bylaws of the Company, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any material existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body or agency having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default as would not have a material adverse effect on the transactions contemplated herein.

     J. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Shares to the undersigned as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

     K. The Company's filings with the SEC, as of the date of filing the same with the SEC, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     L. Since December 31, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, outstanding securities, results of operations or prospects of the Company, except as disclosed in the Memorandum or in filings made with the SEC.

     M. Except as disclosed in the Memorandum, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, currently threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

     N. Except as set forth in the Memorandum, no Event of Default, as defined in any agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

     O. The Company undertakes and agrees to make all necessary filings with the SEC in connection with the sale of the Shares to the undersigned as required by the laws, rules and regulations of the SEC, or by any domestic securities exchange or market on which the Company's Common Stock is traded, and to promptly provide a copy thereof to the undersigned upon written request.

     P. The Company shall promptly file with the National Association of Securities Dealers, Inc. any required notice of the issuance of the Shares and shall provide evidence of such filing to the undersigned. So long as the undersigned beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or Section 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

X. MISCELLANEOUS

     A. Subscription. The undersigned hereby applies to the Company to purchase Shares and have issued to the prospective Investor a stock certificate for those Shares in accordance with the terms of this Agreement and the Memorandum. This subscription may be rejected by the Company in its sole discretion, in whole or in part, for any reason whatsoever.

     B. Method of Subscription. The undersigned hereby subscribes for the purchase of that number of Shares in the total amount as designated below, which total amount will be invested in Shares at the Share Purchase Price. The undersigned understands that before this subscription for those Shares will be accepted by the Company, the undersigned must have completed, executed and returned to the Company, the following:

          (i)  A copy of this Agreement; and

         (ii) A copy of the Registration Rights Agreement.

     C. Acceptance by the Company. The undersigned understands that the Company will notify the undersigned whether the subscription has been accepted, in whole or in part, or rejected, in whole or in part. In the event this subscription is rejected by the Company, all funds tendered by the undersigned will promptly be returned, without interest or other income and without deduction. It is understood that the Company will have the sole discretion to determine whether this subscription should be accepted or rejected, and whether this subscription should be accepted or rejected, in whole or in part.

     D. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, shareholders and employees from and against any and all damages, losses, costs and expenses (including, but not limited to, reasonable attorneys' fees) that it or any of them may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of any of the representations or warranties made by the undersigned herein or in connection with or in any document or instrument provided by the undersigned to the Company in connection with the subscription of Shares in the Offering.

     E. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all of the parties hereto.

     F. Modification. Neither this Agreement nor any provisions hereof can be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or terminate is sought.

     G. Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) deliver personally at such address.

     H. Execution. By the execution of the signature page attached hereto, the parties hereby agree to be bound by all of the terms and conditions of this Agreement.

     I. Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

     J. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators and successors.

     K. Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Utah without regard to conflict of law rules.

     L. Incorporation of Joint Escrow Instructions. The Joint Escrow Instructions, a copy of which is attached to the Memorandum as Exhibit "N", are deemed to be incorporated in this Agreement by reference.

     M. Remedies for Misrepresentation. By accepting the Investor's Investor Questionnaire and Subscription Agreement, the Company shall be granting to the Investor in the Province of Ontario, Canada, a contractual right of action for damages or rescission against the Company if the Memorandum, or any amendment thereto, contains a misrepresentation, provided that:

          (1) the right is only exercisable on written notice given not more than 90 days after the date of the investment;

          (2) the Company will not be liable if it is proved that, at the time of the transaction, the Investor knew of the alleged misrepresentation;

          (3) in an action for damages, the Company is not liable for all or any portion of such damages that the Company proves do not represent the depreciation in value of the investment as a result of the misrepresentation;

          (4) in no case shall the amount recoverable exceed the amount invested; and

          (5) this right of action is in addition to any other right or remedy available to the Investor at law.

For this purpose a "misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is necessary in order to make any statement not misleading in light of the circumstances in which it was made.

     N. Conversion. Subject to the conversion limitation set forth below and notwithstanding the terms of the Designation of Rights and Preferences related to the Shares, each Share may be converted at the Investor's option into the number of shares of the Company's Common Stock determined by dividing $1,000 plus any accrued and unpaid regular or special dividends by an amount equal to the Market Price (as defined below) less 25%; provided, however, that the discount from the Market Price shall be 20% for all Shares converted by an Investor prior to January 1, 1997, as follows:

          A. No Registration Statement Effective by January 2, 1997:

               (i) 50 days following the closing. For 50 days following the closing of the Offering, no Investor will be allowed to convert Shares into shares of the Company's Common Stock.

               (ii) Day 51 to January 2, 1997. From the 51st day following the closing of the Offering through January 2, 1997, no Investor will be allowed to convert Shares into shares of the Company's Common Stock.

               (iii) After January 2, 1997. After January 2, 1997, the Investors can convert Shares into shares of the Company's Common Stock upon providing the Company with two (2) business days prior written notice thereof.

          B. Registration Statement Effective by January 2, 1997:

               (i) 50 days following the closing. For 50 days following the closing of the Offering, no Investor will be allowed to convert Shares into shares of the Company's Common Stock.

               (ii) Day 51 to January 2, 1997. From the 51st day following the closing of the Offering through January 2, 1997, the Investors can convert the Shares into shares of the Company's Common Stock upon providing the Company with two (2) business days prior written notice thereof.

               (iii) After January 2, 1997. After January 2, 1997, the Investors can convert Shares into shares of the Company's Common Stock upon providing the Company with two (2) business days prior written notice thereof.

     The applicable denominator in the formula set forth above shall be referred to herein as the "Conversion Factor". "Market Price" shall mean the average closing bid price of the Company's Common Stock for the three NASDAQ trading days immediately proceeding the applicable Conversion Date (as defined below), as reported by the National Association of Securities Dealers Automated Quotation System or such other inter-dealer system as may list the Company's Common Stock. Subject to the conversion limitation set forth below, each conversion shall be effected by the Investor surrendering the certificate(s) for the Shares to be converted to the Company, with a Conversion Certificate executed by the Investor for not less than $50,000 aggregate conversion amount including any accrued and unpaid regular and special dividends and accompanied, as required by the Company, by proper assignment. The date of execution of such Conversion Certificate and delivery by facsimile to the Company at (801) 582-2630 shall be defined as the "Conversion Date". Upon conversion the Company shall use its reasonable best efforts to deliver certificates evidencing shares of the Company's Common Stock within five (5) business days of the Conversion Date. The Company shall use reasonable best efforts to deliver to the Investor certificates evidencing Shares within three (3) business days of the Conversion Date or the Closing, as appropriate. In the event of a merger, consolidation or sale of all or substantially all of the assets of the Company or a similar business combination involving the Company, all of the Shares, at the option of the Investor, may be converted into the number of shares of Common Stock into which the Shares are convertible at the time of the closing of such transaction. In the event the Company shall fail to deliver certificates evidencing shares of the Company's Common Stock upon any conversion of Shares within five (5) business days of the Conversion Date, the Company shall pay the Investor daily liquidated damages in an amount equal to 1% of the principal amount of the Shares converted into Common Stock for each day beyond said five (5) business days.

     Notwithstanding the conversion provisions regarding the Shares, the Investor may not at any time hold shares of the Company's Common Stock exceeding 4.9% of the total number of issued and outstanding shares of Common Stock. Thus, the Investor will only be allowed to convert Shares into shares of Common Stock in an amount such that the Investor's ownership of shares of Common Stock does not exceed 4.9% of the total number of issued and outstanding shares of Common Stock.

     O. Redemption. Notwithstanding the terms of the Designation of Rights and Preferences related to the Shares, the Company shall have the right to call for redemption up to 66-2/3% of the total number of Shares issued in the Offering (i.e., 3,333 Shares) at its option at any time following the Closing, as follows:

          A. No Registration Statement Effective by January 2, 1997:

               (i) 50 days following the closing. For 50 days following the closing of the Offering, the Company will not be allowed to redeem Shares.

               (ii) Day 51 to January 2, 1997. From the 51st day following the closing of the Offering through January 2, 1997, the Company will be allowed to redeem up to 66-2/3% of the Shares.

               (iii) After January 2, 1997. After January 2, 1997, the Company will be allowed to redeem up to 66-2/3% of the Shares.

          B. Registration Statement Effective by January 2, 1997:

               (i) 50 days following the closing. For 50 days following the closing of the Offering, the Company will not be allowed to redeem Shares.

               (ii) Day 51 to January 2, 1997. From the 51st day following the closing of the Offering through January 2, 1997, the Company will be allowed to redeem up to 66-2/3% of the Shares.

               (iii) After January 2, 1997. After January 2, 1997, the Company will be allowed to redeem up to 66-2/3% of the Shares.

     Notwithstanding what the Market Price or the Conversion Factor may be at the time, the Company may designate a different and lower conversion price (the "New Conversion Price") and the call price for all Shares called for redemption by the Company shall be as follows: (a) 125% of the New Conversion Price multiplied by the number of shares of Common Stock issuable in such conversion for all Shares called prior to January 1, 1997; and (b) 133% of the New Conversion Price multiplied by the number of shares of Common Stock issuable in such conversion for all Shares called after January 1, 1997. The Company's call option shall be assignable, in whole or in part, and shall be exercised in writing with payment to accompany the exercise notice or to be paid within two
(2) business days thereafter.

     P. Amount of Subscription. The undersigned hereby subscribes (or subscribes for the Investor, as the case may be) for the total amount as set forth below:


        Total Amount of Subscription:               $__________________


        Make checks or wire transfers payable to:   "BIOMUNE SYSTEMS, INC."


          THE UNDERSIGNED HEREBY CERTIFIES that the foregoing information is true, correct and accurate to the best of the undersigned's knowledge.

          DATED this _____ day of September, 1996.



IF INDIVIDUAL(S):


________________________________             ________________________________
Name (Please Print)                          Signature

________________________________             ________________________________
Name (Please Print)                          Signature



IF CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR TRUST (ATTACH RESOLUTION AUTHORIZING ACQUISITION OF SHARES, IF NECESSARY):


________________________________             ________________________________
Name (Please Print)                          Signature
Title: _________________________


________________________________             ________________________________
Name (Please Print)                          Signature
Title: _________________________



                            CERTIFICATE OF ACCEPTANCE

Subscription:       Accepted: __________               Rejected  __________


BIOMUNE SYSTEMS, INC.,
a Nevada corporation


________________________________             ____________________________, 1996
David G. Derrick                             Date
Chief Executive Officer



                                  APPENDIX "A"

     Pursuant to Rule 902(c), (o) and (p) of Regulation S, the terms "Distributor", "U.S. Person" and "United States" are defined as follows:

     (c) Distributor. "Distributor" means any underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on this Regulation S.

     (o) U.S. Person. (1) "U.S. person" means:

               (i) Any natural person resident in the United States;

               (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

               (iii) An estate of which any executor or administrator is a U.S. person;

               (iv) Any trust of which any trustee is a U.S. person;

               (v) Any agency or branch of a foreign entity located in the United States;

               (vi) Any non-discretionary account or similar account other than an estate or trust held by a dealer or other fiduciary for the benefit or account of a U.S. person;

               (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

               (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the [Securities Act of 1933], unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the [Securities Act of 1933]) who are not natural persons, estates or trusts.

          (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than any estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

          (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

               (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (ii) The estate is governed by foreign law.

          (4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

          (5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

          (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

               (i) The agency or branch operates for valid business reasons; and

               (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

          (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons".

     (p) United States. "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.